Exhibit 10.4 RALLIANT CORPORATION 2025 STOCK INCENTIVE PLAN STOCK OPTION AGREEMENT Unless otherwise defined herein, the terms defined in the Ralliant Corporation 2025 Stock Incentive Plan (the “Plan”) will have the same defined meanings in this Stock Option Agreement, including any additional terms and conditions for the Optionee's country set forth in the addendum attached thereto as Addendum A (the “Addendum”) (collectively, the “Agreement”). I. NOTICE OF STOCK OPTION GRANT Name: The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and the Agreement, as follows: Date of Grant Exercise Price per Share Total Number of Shares Granted Type of Option Nonstatutory Stock Option Expiration Date Tenth anniversary of Date of Grant Vesting Schedule: Time-Based Vesting Criteria Options granted hereby will vest pursuant to the Vesting Schedule noted above II. AGREEMENT 1. Grant of Option. Ralliant Corporation (the “Company”) hereby grants to the Optionee named in this Notice of Stock Option Grant (the “Optionee”), an option (the “Option”) to purchase the number of shares of Common Stock (the “Shares”) set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Stock Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Agreement and the Plan, which are incorporated herein by reference. Except as set forth in Section 2(c) below, in the event of a conflict between the terms and conditions of the Plan and the Agreement, the terms and conditions of the Plan shall prevail. 2. Vesting. (a) Vesting Schedule. Except as may otherwise be set forth in the Agreement or in the Plan, Options awarded to the Optionee shall not vest until the Optionee continues to be actively employed with, or actively providing services to, the Company or an Eligible Subsidiary for the periods required to satisfy the time-based vesting criteria (“Time-Based Vesting Criteria”) applicable to such Options. The Time-Based Vesting Criteria applicable to an Option are referred to as “Vesting Conditions,” and the earliest date upon which all Vesting Conditions are satisfied is referred to as the “Vesting Date.” The Vesting Conditions for an Option received by the Optionee shall be established by the Compensation Committee (the “Committee”) of the Company’s Board of Directors (or by one or more members of Company management, if such power has been delegated in accordance with the Plan and applicable law) and reflected in the account maintained for the Optionee by an external third-party administrator of the Option awards. Further, during any approved leave of absence (and without limiting the application of any other rules governing leaves of absence that the Committee may approve from time to time pursuant to the Plan), to the extent permitted by applicable law the Committee shall have discretion to provide that the vesting of the Options shall be frozen as of the first day of the leave (or as of any subsequent day during such leave, as applicable) and shall not resume until and unless the Optionee returns to active employment prior to the Expiration Date of the Options. (b) Addendum. The provisions of Addendum A are incorporated by reference herein and made a part of the Agreement, and to the extent any provision in Addendum A conflicts with any provision set forth elsewhere in the Agreement (including without limitation any provisions relating to Retirement), the Addendum A provision shall control. (c) Fractional Shares. The Company will not issue fractional Shares upon the exercise of an Option. Any fractional Share will be rounded up and issued to the Optionee in a whole Share. 3. Exercise of Option. (a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the applicable provisions of the Plan and the Agreement. (b) Method and Time of Exercise. This Option shall be exercisable by any method permitted by the Plan and the Agreement that is made available from time to time by the external third party administrator of the Option awards. An exercise may be made with respect to whole Shares only, and not for a fraction of a Share. Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded. The Committee may require the Optionee to take any reasonable action in order to comply with any such rules or regulations. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Shares. (c) Acknowledgment of Potential Securities Law Restrictions. Unless a registration statement under the Securities Act covers the Shares issued upon exercise of an Option, the Committee may require that the Optionee agree in writing to acquire such Shares for investment and not for public resale or distribution, unless and until the Shares subject to the Option are registered under the Securities Act. The Committee may also require the Optionee to acknowledge that he or she shall not sell or transfer such Shares except in compliance with all applicable laws, and may apply such other restrictions as it deems appropriate. The Optionee acknowledges that the U.S. federal securities laws prohibit trading in the stock of the Company by persons who are in possession of material, non-public information, and also acknowledges and understands the other restrictions set forth in the Company’s Insider Trading Policy. (d) Automatic Exercise Upon Expiration Date. Notwithstanding any other provision of the Agreement (other than this Section), on the last trading day on which all or a portion of the outstanding Option may be exercised, if as of the close of trading on such day the then Fair Market Value of a Share exceeds the per Share Exercise Price of the Option by at least $.01 (such expiring portion of the Option that is so in-the-money, an “Auto-Exercise Eligible Option”), the Optionee will be deemed to have automatically exercised such Auto-Exercise Eligible Option (to the extent it has not previously been exercised or forfeited) as of the close of trading in accordance with the provisions of this Section. In the event of an automatic exercise pursuant to this Section, the Company will reduce the number of Shares issued to the Optionee upon such automatic exercise of the Auto-Exercise Eligible Option in an amount necessary to satisfy (1) the Optionee’s Exercise Price obligation for the Auto-Exercise Eligible Option, and (2) the minimum, applicable Federal, state, local and, if applicable, foreign income and employment tax and social insurance contribution withholding requirements arising upon the automatic exercise in accordance with the procedures of Section 6(f) of the Plan (unless the Committee deems that a different method of satisfying the tax withholding obligations is practicable and advisable), in each case based on the Fair Market Value of the Shares as of the close of trading on the date of exercise. The Optionee may notify the Plan record-keeper in writing in advance that the Optionee does not wish for the Auto-Exercise Eligible Option to be exercised. This Section shall not apply to the Option to the extent that this Section causes the Option to fail to qualify for favorable tax treatment under applicable law. In its discretion, the Company may determine to cease automatically exercising Options at any time. 4. Method of Payment. Unless the Committee consents otherwise, payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee: (a) cash, delivered to the external third party administrator of the Option awards in any methodology permitted by such third party administrator; (b) payment under a cashless exercise program approved by the Company or through a broker-dealer sale and remittance procedure pursuant to which the Optionee (i) shall provide written instructions to a licensed broker acceptable to the Company and acting as agent for the Optionee to effect the immediate sale of some or all of the purchased Shares and to remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased Shares and (ii) shall provide written direction to the Company to deliver the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or (c) surrender of other Shares which have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the exercised Shares. 5. Termination of Employment. (a) General. In the event the Optionee’s active employment or other active service- providing relationship with the Company or an Eligible Subsidiary terminates for any reason (other than death, Early Retirement or Full Retirement) all unvested Options shall be automatically forfeited by the Optionee as of the date of termination and Optionee’s right to receive Options under the Plan shall also terminate as of the date of termination. For purposes of this Option, the Optionee’s employment will be considered terminated as of the date the Optionee is no longer actively providing services to the Company or an Eligible Subsidiary (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Optionee is employed or the terms of the Optionee’s employment or service agreement, if any). The Committee shall have discretion to determine whether the Optionee has ceased to be actively employed by (or, if the Optionee is a consultant or director, has ceased actively providing services to) the Company or Eligible Subsidiary, and the effective date on which such active employment (or active service-providing relationship) terminated. The Optionee’s active employer- employee or other active service-providing relationship will not be extended by any notice period mandated under applicable law (e.g., active employment shall not include any contractual notice period, a period of “garden leave”, paid administrative leave or similar period mandated under employment laws in the jurisdiction where the Optionee is employed or the terms of the Optionee’s employment or service agreement, if any) and in the event of an Optionee’s termination of employment (whether or not in breach of applicable labor laws), Optionee’s right to exercise any Option after termination of employment, if any, shall be measured by the date of termination of active employment or service and shall not be extended by any notice period mandated under employment laws in the jurisdiction where the Optionee is employed or terms of the Optionee’s employment or service agreement, if any. Unless the Committee provides otherwise (1) termination of the Optionee’s employment will include instances in which the Optionee is terminated and immediately rehired as an independent contractor, and (2) the spin-off, sale, or disposition of the Optionee’s employer from the Company or an Eligible Subsidiary (whether by transfer of shares, assets or otherwise) such that the Optionee’s employer no longer constitutes an Eligible Subsidiary will constitute a termination of employment or service. (b) General Post-Termination Exercise Period. In the event the Optionee’s active employment or other active service-providing relationship with the Company or an Eligible Subsidiary terminates for any reason (other than death, Disability, Early Retirement, Enhanced Retirement, Full Retirement or Gross Misconduct), whether or not in breach of applicable labor laws, the Optionee shall have a period of 90 days, commencing with the date the Optionee is no longer actively employed, to exercise the vested portion of any outstanding Options, subject to the Expiration Date of the Option. However, if the exercise of an Option following the Optionee’s termination of employment (to the extent such post- termination exercise is permitted under Section 11(a) of the Plan) is not covered by an effective registration statement on file with the U.S. Securities and Exchange Commission, then the Option will terminate upon the later of (i) thirty (30) days after such exercise becomes covered by an effective registration statement, (ii) in the event that a sale of Shares would subject the Optionee to liability under Section 16(b) of the Exchange Act, thirty (30) days after the last date on which such sale would result in liability, or (iii) the end of the original post-termination exercise period, but in no event may an Option be exercised after the Expiration Date of the Option. (c) Death. Upon the Optionee’s death prior to termination of employment, all unexpired Options shall become fully exercisable and may be exercised for a period of twelve (12) months thereafter (subject to the Expiration Date of the Option) by the personal representative of the Optionee’s estate or any other person to whom the Option is transferred under a will or under the applicable laws of descent and distribution. (d) Disability. In the event the Optionee’s active employment or other active service- providing relationship with the Company or an Eligible Subsidiary terminates by reason of the Optionee’s Disability, all unvested Options shall be automatically forfeited by the Optionee as of the date of termination and the Optionee shall have until the first anniversary of the Optionee’s termination of employment for Disability (subject to the Expiration Date of the Option) to exercise the vested portion of any outstanding Options. (e) Early Retirement. In the event the Optionee’s active employment or other active service-providing relationship with the Company or Eligible Subsidiary terminates as a result of Early Retirement, and the Date of Grant of this Option precedes the Optionee’s Early Retirement date by at least six (6) months, then the Optionee shall continue to vest in a pro-rata portion of each Tranche (a “Tranche” consisting of all portions of the Option as to which the Time-Based Vesting Criteria are scheduled to be satisfied on the same date) that is unvested as of the date of the Optionee’s Early Retirement, and such Options together with any Options that are vested as of the Optionee’s Early Retirement date shall remain outstanding and (once vested) may be exercised until the fifth anniversary of the Early Retirement date (or if earlier, the Expiration Date of the Option). Such pro-rata portion of each Tranche that shall continue vesting shall be determined by multiplying (1) the total number of Options in such Tranche by (2) the quotient of (A) the number of full or partial months worked by the Optionee from the Date of Grant to the Early Retirement date, divided by (B) the total number of months in the original time-based vesting schedule of the Tranche (the “Retirement Proration Quotient”), provided that the Retirement Proration Quotient shall never be greater than 1.0. If the Date of Grant of this Option does not precede the Optionee’s Early Retirement date by at least six (6) months, the post-termination exercise period with respect to such Option shall be governed by the other provisions of this Section 5, as applicable. “Early Retirement” shall mean the Optionee’s voluntary termination of employment on or after attainment of age fifty-five (55) at a time when the Optionee’s age plus years of service with the Company or an Eligible Subsidiary is greater than or equal to sixty-five (65). (f) Enhanced Retirement. In the event the Optionee’s active employment or other active service-providing relationship with the Company or Eligible Subsidiary terminates as a result of Enhanced Retirement, and the Date of Grant of this Option precedes the Optionee’s Enhanced Retirement date by at least six (6) months, then the Optionee shall become vested in a pro-rata portion of each Tranche that is unvested as of the Enhanced Retirement date. Such pro-rata portion of each Tranche that shall continue vesting shall be determined by multiplying (1) the total number of Options in such Tranche by (2) the Retirement Proration Quotient assuming for purposes of such formula that the Optionee’s termination of employment occurred on the one year anniversary of the Optionee’s Enhanced Retirement date, provided that the Retirement Proration Quotient shall never be greater than 1.0. “Enhanced Retirement” shall mean the Optionee’s voluntary termination of employment on or after attainment of age sixty (60) at a time when the sum of the Optionee’s age plus years of service with the Company or an Eligible Subsidiary is greater than or equal to seventy (70). (g) Full Retirement. In the event the Optionee’s active employment or other active service-providing relationship with the Company or Eligible Subsidiary terminates as a result of Full Retirement, and the Date of Grant of this Option precedes the Optionee’s Full Retirement date by at least six (6) months, then the Optionee’s unvested Options will continue to vest and such Options together with any Options that are vested as of the Optionee’s Full Retirement date shall remain outstanding and (once vested) may be exercised until the fifth anniversary of the Full Retirement date (or if earlier, the Expiration Date of the Option). If the Date of Grant of this Option does not precede the Optionee’s Full Retirement date by at least six (6) months, the post-termination exercise period with respect to such Option shall be governed by the other provisions of this Section 5, as applicable. “Full Retirement” shall mean the Optionee’s voluntary termination of employment, either (1) on or after attainment of age sixty-two (62) at a time when the sum of the Optionee’s age plus years of service with the Company or an Eligible Subsidiary is greater than or equal to eighty (80) or (2) Normal Retirement. (h) Application of Retirement Treatment. Notwithstanding the foregoing, if the Company receives an opinion of counsel that there has been a legal judgment and/or legal development in the Optionee’s jurisdiction that likely would result in the favorable Retirement treatment (including Early Retirement, Enhanced Retirement or Full Retirement) that otherwise would apply to the Options pursuant to Sections 5(e)-(g) of this Agreement being deemed unlawful, then the Company will not apply the favorable Retirement treatment at the time of the Optionee’s termination of service or employment and the Options will be treated as they would under the rules that otherwise would have applied if the Optionee did not qualify for Retirement pursuant to Sections 5(e)-(g) of this Agreement. (i) Gross Misconduct. If the Optionee’s employment with the Company or an Eligible Subsidiary is terminated for Gross Misconduct, the Optionee’s unexercised Options shall terminate immediately as of the time of termination, without consideration. The Optionee acknowledges and agrees that the Optionee’s termination of employment shall also be deemed to be a termination of employment by reason of the Optionee’s Gross Misconduct if, after the Optionee’s employment has terminated, facts and circumstances are discovered or confirmed by the Company that would have justified a termination for Gross Misconduct. (j) Violation of Post-Employment Covenant. To the extent that any of the Optionee’s Options remain outstanding under the terms of the Plan or the Agreement after termination of the Optionee’s employment or service with the Company or an Eligible Subsidiary, such Options shall nevertheless expire as of the date the Optionee violates any covenant not to compete or other post-employment covenant that exists between the Optionee on the one hand and the Company or any subsidiary of the Company, on the other hand. (k) Substantial Corporate Change. Upon a Substantial Corporate Change, the Optionee’s outstanding Options will terminate unless provision is made in writing in connection with such transaction for the assumption or continuation of the Options, or the substitution for such Options of any options or grants covering the stock or securities of a successor employer corporation, or a parent or subsidiary of such successor, with appropriate adjustments as to the number and kind of shares of stock and prices, in which event the Options will continue in the manner and under the terms so provided. 6. Non-Transferability of Option; Term of Option. (a) Unless the Committee determines otherwise in advance in writing, this Option may not be transferred in any manner otherwise than by will or by the applicable laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee and/or by his or her duly appointed guardian. The terms of the Plan and the Agreement shall be binding upon the executors, administrators, heirs and permitted successors and assigns of the Optionee. (b) Notwithstanding any other term in the Agreement, the Option may be exercised only prior to the Expiration Date set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of the Agreement. 7. Amendment of Option or Plan. (a) The Plan and the Agreement constitute the entire understanding of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof. The Optionee expressly warrants that he or she is not accepting the Agreement in reliance on any promises, representations, or inducements other than those contained herein. The Board may amend, modify or terminate the Plan or any Option in any respect at any time; provided, however, that modifications to the Agreement or the Plan that materially and adversely affect the Optionee’s rights hereunder can be made only in an express written contract signed by the Company and the Optionee. Notwithstanding anything to the contrary in the Plan or the Agreement, the Company reserves the right to revise the Agreement and the Optionee’s rights under outstanding Options as it deems necessary or advisable, in its sole discretion and without the consent of the Optionee, (1) upon a Substantial Corporate Change, (2) as required by law, or (3) to comply with Section 409A of the Internal Revenue Code of 1986 (“Section 409A”) or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection with this award of Options. (b) The Optionee acknowledges and agrees that if the Optionee changes classification from a full-time employee to a part-time employee the Committee may in its sole discretion (1) reduce or eliminate the Optionee’s unvested Options, and/or (2) extend any vesting schedule to one or more dates that occur on or before the Expiration Date. 8. Responsibility for Taxes. (a) Withholding Taxes. Regardless of any action the Company or any Subsidiary employing the Optionee (the “Employer”) takes with respect to any or all federal, state, local or foreign income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax related items (“Tax Related Items”), the Optionee acknowledges that the ultimate liability for all Tax Related Items associated with the Option is and remains the Optionee’s responsibility and may exceed the amount, if any, actually withheld by the Company or the Employer and that the Company and the Employer (i) make no representations or undertakings regarding the treatment of any Tax Related Items in connection with any aspect of the Option, including, but not limited to, the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit to structure the terms of the grant or any aspect of the Option to reduce or eliminate the Optionee’s liability for Tax Related Items. Further, if the Optionee is subject to tax in more than one jurisdiction, the Optionee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax Related Items in more than one jurisdiction. Prior to the relevant taxable event, the Optionee shall pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding and payment on account obligations for Tax Related Items of the Company and/or the Employer. In this regard, the Optionee authorizes the Company and the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax Related Items legally payable by the Optionee (with respect to the Option granted hereunder as well as any equity awards previously received by the Optionee under any Company stock plan) by one or a combination of the following: (i) requiring the Optionee to pay Tax Related Items in cash with a cashier’s check or certified check or by wire transfer of immediately available funds; (ii) withholding cash from the Optionee’s wages or other compensation payable to the Optionee by the Company and/or the Employer; (iii) accepting from the Optionee the delivery of unencumbered Shares; (iv) withholding from the proceeds of a broker-dealer sale and remittance procedure as described in Section 4(b) above; (v) withholding in Shares otherwise issuable to the Optionee, provided that the Company withholds only the amount of Shares necessary to satisfy the statutory withholding amount (or such other amount that will not cause adverse accounting consequences for the Company and is permitted under applicable withholding rules promulgated by the Internal Revenue Service or another applicable governmental entity) using the Fair Market Value of the Shares on the date of the relevant taxable event; or (vi) any method determined by the Committee to be in compliance with applicable laws. Depending on the withholding method, the Company and/or the Employer may withhold or account for Tax Related Items by considering statutory withholding rates or other applicable withholding rates, including maximum rates applicable in the Optionee's jurisdiction(s). In the event of over- withholding, the Optionee may receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent in Shares, or if not refunded, the Optionee may seek a refund from applicable tax authorities. In the event of under-withholding, the Optionee may be required to pay additional Tax Related Items directly to the applicable tax authorities or to the Company and/or the Employer. If the obligation for Tax Related Items is satisfied by withholding in Shares, for tax purposes, the Optionee is deemed to have been issued the full member of Shares issued upon exercise of the Option, notwithstanding that a member of the Shares is held back solely for the purpose of paying the Tax Related Items. The Optionee agrees to pay to the Company or the Employer any amount of Tax Related Items that the Company or the Employer may be required to withhold or account for as a result of the Optionee's participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver to the Optionee any Shares or proceeds from the sale of Shares, if the Optionee fails to comply with his or her obligations in connection with the Tax Related Items. (b) Code Section 409A. The intent of the parties is that payments and benefits under the Agreement comply with Section 409A of Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Agreement shall be interpreted and be administered to be in compliance therewith. Notwithstanding anything contained herein to the contrary, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Optionee shall not be considered to have separated from service with the Company for purposes of the Agreement and no payment shall be due to the Optionee under the Agreement on account of a separation from service until the Optionee would be considered to have incurred a “separation from service” from the Company within the meaning of Section 409A of the Code. Any payments described in the Agreement that are due within the “short- term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Agreement, to the extent that any amounts are payable upon a separation from service and such payment would result in accelerated taxation and/or tax penalties under Section 409A of the Code, such payment, under this Agreement or any other agreement of the Company, shall be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). The Company makes no representation that any or all of the payments described in the Agreement will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Optionee shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A. 9. Nature of Grant. In accepting the Option, the Optionee acknowledges and agrees that: (a) the Plan is established voluntarily by the Company, it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan; (b) the Plan is operated and the Option is granted solely by the Company, and only the Company is a party to the Agreement; accordingly, any rights the Optionee may have under the Agreement, including related to the Option, may be raised only against the Company and not any other Subsidiary (including, but not limited to, the Employer);

(c) no Subsidiary (including, but not limited to, the Employer) has any obligation to make any payment of any kind to the Optionee under this Agreement); (d) the award of the Option is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options or other equity awards, even if options have been granted in the past; (e) all decisions with respect to future equity awards, if any, will be at the sole discretion of the Company; (f) the Optionee’s participation in the Plan is voluntary; (g) the Option and any Shares acquired under the Plan, and the income from and value of same, is an extraordinary item that (i) does not constitute compensation of any kind for services of any kind rendered to the Company or any Subsidiary, and (ii) is outside the scope of the Optionee’s employment or service contract, if any; (h) the Option and any Shares acquired under the Plan, and the income and value of same, are not intended to replace any pension rights or compensation; (i) the Option and any Shares acquired under the Plan, and the income from and value of same, is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, holiday pay, long-service awards, holiday pay, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or any Subsidiary; (j) unless otherwise agreed with the Company, the Option and any Shares acquired under the Plan, and the income from and value of same, are not granted as consideration for, or in connection with, any service Optionee may provide as a director of any Subsidiary; (k) the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty; (l) if the Shares do not increase in value, the Option will have no value; (m) if the Optionee exercises the Option and obtains Shares, the value of the Shares obtained upon exercise may increase or decrease in value, even below the Exercise Price; (n) in consideration of the award of the Option, no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from (i) termination of the Optionee's employment or continuous service by the Company or any Subsidiary (for any reason whatsoever and whether or not later to found to be invalid or in breach of employment laws in the jurisdiction where the Optionee is employed or the terms of the Optionee's employment or service agreement, if any), and/or (ii) application of any clawback or recovery policy as described in Section 26 of the Agreement; (o) neither the Company, the Employer nor any other Subsidiary shall be liable for any foreign exchange rate fluctuation between the Optionee’s local currency and the U.S. Dollar that may affect the value of this Option or of any amounts due to the Optionee pursuant to the exercise of the Option or the subsequent sale of any Shares acquired upon exercise; (p) the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Optionee’s participation in the Plan or the Optionee’s acquisition or sale of the underlying Shares; and (q) the Optionee should consult with the Optionee’s own personal tax, legal and financial advisors regarding the Optionee’s participation in the Plan before taking any action related to the Plan. 10. Rights as Shareholder. Until all requirements for exercise of the Option pursuant to the terms of the Agreement and the Plan have been satisfied, the Optionee shall not be deemed to be a shareholder or to have any of the rights of a shareholder with respect to any Shares. 11. No Employment Contract. Nothing in the Plan or the Agreement constitutes an employment contract between the Company and the Optionee and the Agreement shall not confer upon the Optionee any right to continuation of employment or service with the Company or any of its Subsidiaries, nor shall the Agreement interfere in any way with the Company’s or any of its Subsidiaries right to terminate the Optionee’s employment or service at any time, with or without cause (subject to any employment agreement the Optionee may otherwise have with the Company or a Subsidiary thereof and/or applicable law). 12. Board Authority. The Board and/or the Committee shall have the power to interpret the Agreement and to adopt such rules for the administration, interpretation and application of the Agreement as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether any Options have vested). All interpretations and determinations made by the Board and/or the Committee in good faith shall be final and binding upon the Optionee, the Company and all other interested persons and such determinations of the Board and/or the Committee do not have to be uniform nor do they have to consider whether optionees are similarly situated. No member of the Board and/or the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Agreement. 13. Headings. The captions used in the Agreement and the Plan are inserted for convenience and shall not be deemed to be a part of the Option for construction and interpretation. 14. Electronic Delivery. (a) If the Optionee executes the Agreement electronically, for the avoidance of doubt, the Optionee acknowledges and agrees that his or her execution of the Agreement electronically (through an on-line system established and maintained by the Company or a third party designated by the Company, or otherwise) shall have the same binding legal effect as would execution of this Agreement in paper form. The Optionee acknowledges that upon request of the Company he or she shall also provide an executed paper form of the Agreement. (b) If the Optionee executes the Agreement in paper form, for the avoidance of doubt, the parties acknowledge and agree that it is their intent that any agreement previously or subsequently entered into between the parties that is executed electronically shall have the same binding legal effect as if such agreement were executed in paper form. (c) If the Optionee executes the Agreement multiple times (for example, if the Optionee first executes the Agreement in electronic form and subsequently executes the Agreement in paper form), the Optionee acknowledges and agrees that (i) no matter how many versions of this Agreement are executed and in whatever medium, the Agreement only evidences a single grant of Options relating to the number of Shares set forth in the Notice of Stock Option Grant and (ii) the Agreement shall be effective as of the earliest execution of the Agreement by the parties, whether in paper form or electronically, and the subsequent execution of this Agreement in the same or a different medium shall in no way impair the binding legal effect of the Agreement as of the time of original execution. (d) The Company may, in its sole discretion, decide to deliver by electronic means any documents related to the Option, to participation in the Plan, or to future awards granted under the Plan, or otherwise required to be delivered to the Optionee pursuant to the Plan or under applicable law, including but not limited to, the Plan, the Agreement, the Plan prospectus and any reports of the Company generally provided to shareholders. Such means of electronic delivery may include, but do not necessarily include, the delivery of a link to the Company’s intranet or the internet site of a third party involved in administering the Plan, the delivery of documents via electronic mail (“e-mail”) or such other means of electronic delivery specified by the Company. By executing the Agreement, the Optionee hereby consents to receive such documents by electronic delivery. At the Optionee’s written request to the Secretary of the Company, the Company shall provide a paper copy of any document at no cost to the Optionee. 15. Data Privacy Notice and Consent. (a) By accepting the Option, the Optionee explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee's personal data as described in the Agreement by and among, as applicable, the Employer, the Company and its other Subsidiaries for the exclusive purpose of implementing, administering and managing the Optionee's participation in the Plan. (b) The Optionee understands that the Company, the Employer and other Subsidiaries may hold certain personal information about the Optionee, including, but not limited to, the Optionee's name, home address and telephone number, email address, date of birth, social security number, passport or other identification number (e.g., resident registration number), salary, nationality, job title, any Shares or directorships held in the Company, details of all Options or any other entitlement to shares awarded, canceled, vested, unvested or outstanding in the Optionee's favor (“Data”), for the purpose of implementing, administering and managing the Plan. (c) The Optionee understands that Data will be transferred to Fidelity Stock Plan Services LLC, or such other stock plan service provider as may be selected by the Company in the future, which assist in the implementation, administration and management of the Plan. The Optionee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient's country (e.g. the United States) may have different data privacy laws and protections than the Optionee's country. The Optionee understands that if he or she resides outside the United States, the Optionee may request a list with the names and addresses of any potential recipients of the Data by contacting the Optionee's local human resources representative. The Optionee authorizes the Company, Fidelity Stock Plan Services LLC and other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Optionee's participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party with whom the Shares received upon exercise of the Option may be deposited. The Optionee understands that Data will be held only as long as is necessary to implement, administer and manage the Optionee's participation in the Plan. The Optionee understands that if the Optionee resides outside the United States, he or she may, at any time, view Data, request information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting the Optionee's local human resources representative. Further, the Optionee understands that he or she is providing the consents herein on a purely voluntary basis. If the Optionee does not consent, or if the Optionee later seeks to revoke his or her consent, the Optionee's employment status with the Employer will not be affected; the only consequence of refusing or withdrawing consent is that the Company would not be able to grant Options or other equity awards to the Optionee or administer or maintain such awards. Therefore, the Optionee understands that refusing or withdrawing the Optionee's consent may affect his or her ability to participate in the Plan. For more information on the consequences of the Optionee's refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact his or her local human resources representative. (d) Upon request of the Company or the Employer, the Optionee agrees to provide a separate executed data privacy consent form (or any other agreements or consents that may be required by the Company and/or the Employer) that the Company and/or the Employer may deem necessary to obtain from the Optionee for the purpose of administering the Optionee's participation in the Plan in compliance with the data privacy laws in the Optionee's country, either now or in the future. The Optionee understands and agrees that he or she will not be able to participate in the Plan if the Optionee fails to provide any such consent or agreement requested by the Company and/or the Employer. 16. Waiver of Right to Jury Trial. Each party, to the fullest extent permitted by law, waives any right or expectation against the other to trial or adjudication by a jury of any claim, cause or action arising with respect to the Option or hereunder, or the rights, duties or liabilities created hereby. 17. Agreement Severable. In the event that any provision of the Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of the Agreement. 18. Governing Law and Venue. The laws of the State of Delaware (other than its choice of law provisions) shall govern the Agreement and its interpretation. For purposes of litigating any dispute that arises with respect to the Option, the Agreement or the Plan, the parties hereby submit to and consent to the jurisdiction of the State of Delaware, and agree that such litigation shall be conducted in the courts of New Castle County, or the United States Federal court for the District of Delaware, and no other courts; and waive, to the fullest extent permitted by law, any objection that the laying of the venue of any legal or equitable proceedings related to, concerning or arising from such dispute which is brought in any such court is improper or that such proceedings have been brought in an inconvenient forum. Any claim under the Plan, the Agreement or the Option must be commenced by the Optionee within twelve (12) months of the earliest date on which the Optionee’s claim first arises, or the Optionee’s cause of action accrues, or such claim will be deemed waived by the Optionee. 19. Language. The Optionee acknowledges and represents that the Optionee is proficient in the English language or has consulted with an advisor who is sufficiently proficient in English, so as to allow the Optionee to understand the terms of the Agreement and any other documentation related to the Plan. If the Optionee has received the Agreement, the Plan or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control, unless otherwise prescribed by applicable law. 20. Severability. The provisions of the Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable. 21. Waiver. The Optionee acknowledges that a waiver by the Company of breach of any provision of the Agreement shall not operate or be construed as a waiver of any other provision of the Agreement, or of any subsequent breach by the Optionee or any other participant.

22. Insider Trading/Market Abuse Laws. The Optionee acknowledges that, depending on the Optionee's or the Optionee’s broker’s country of residence or where the Company Shares are listed, the Optionee may be subject to insider trading restrictions and/or market abuse laws, which may affect his or her ability to accept, acquire, sell or otherwise dispose of Company Shares or exercise Options or rights linked to the value of the Shares (e.g., phantom awards, futures) during such times as the Optionee is considered to have “inside information” regarding the Company as defined by the laws or regulations in the Optionee's country. Local insider trading laws and regulations may prohibit the cancellation or amendment or orders the Optionee placed before the Optionee possessed inside information. Furthermore, the Optionee could be prohibited from (i) disclosing the inside information to any third party (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable insider trading policy of the Company. The Optionee acknowledges that it is his or her responsibility to comply with any applicable restrictions, and the Optionee should consult with his or her own personal legal and financial advisors on this matter. 23. Foreign Asset/Account Reporting and Exchange Controls: The Optionee's country may have certain exchange controls and/or foreign asset/account reporting requirements which may affect the Optionee's ability to acquire or hold Shares under the Plan or cash received from participating in the Plan (including from any dividends paid on the Shares or sale proceeds resulting from the sale of Shares) in a brokerage or bank account outside the Optionee's country. The Optionee may be required to report such accounts, assets or transactions to the tax or other authorities in his or her country. The Optionee may be required to repatriate sale proceeds or other funds received as a result of the Optionee’s participation in the Plan to the Optionee’s country through a designated bank or broker within a certain time after receipt. The Optionee acknowledges that it is his or her responsibility to comply with any applicable regulations, and that the Optionee should speak to his or her personal advisor on this matter. 24. Addendum. Notwithstanding any provisions of the Agreement, the Option and any Shares acquired under the Plan shall be subject to any additional terms and conditions for the Optionee's country of employment and country of residence, if different, as set forth in Addendum A. Moreover, if the Optionee relocates to one of the countries included in the Addendum, the additional terms and conditions for such country will apply to the Optionee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons and provided the imposition of the term or condition will not result in any adverse accounting expense with respect to the Option (or the Company may establish alternative terms and conditions as may be necessary or advisable to accommodate the Optionee’s transfer). The Addendum constitutes part of the Agreement. 25. Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Optionee's participation in the Plan, on the Option and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons and provided the imposition of the term or condition will not result in adverse accounting expense to the Company, and to require the Optionee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. 26. Clawback. The Options granted pursuant to the Agreement are subject to the terms of the Ralliant Corporation Clawback Policy as it exists from time to time (a copy of which is available on the Company’s internal website) (the “Policy”) if and to the extent such Policy by its terms applies to the Options, and to the terms required by applicable law; and the terms of the Policy and such applicable law are incorporated by reference herein and made a part hereof. For purposes of the foregoing, the Optionee expressly and explicitly authorizes the Company to issue instructions, on the Optionee’s behalf, to any brokerage firm and/or third party administrator engaged by the Company to hold the Optionee’s Shares and other amounts acquired pursuant to the Optionee’s Options, to re-convey, transfer or otherwise return such Shares and/or other amounts to the Company upon the Company’s enforcement of the Policy. To the extent that the Agreement and the Policy conflict, the terms of the Policy shall prevail. 27. Notices. The Company may, directly or through its third party stock plan administrator, endeavor to provide certain notices to the Optionee regarding certain events relating to awards that the Optionee may have received or may in the future receive under the Plan, such as notices reminding the Optionee of the vesting or expiration date of certain awards. The Optionee acknowledges and agrees that (1) the Company has no obligation (whether pursuant to the Agreement or otherwise) to provide any such notices; (2) to the extent the Company does provide any such notices to the Optionee the Company does not thereby assume any obligation to provide any such notices or other notices; and (3) the Company, its Subsidiaries and the third party stock plan administrator have no liability for, and the Optionee has no right whatsoever (whether pursuant to the Agreement or otherwise) to make any claim against the Company, any of its Subsidiaries or the third party stock plan administrator based on any allegations of, damages or harm suffered by the Optionee as a result of the Company’s failure to provide any such notices or the Optionee’s failure to receive any such notices. 28. Consent and Agreement With Respect to Plan. The Optionee (a) acknowledges that the Plan and the prospectus relating thereto are available to the Optionee on the website maintained by the Company’s third party stock plan administrator; (b) represents that he or she has read and is familiar with the terms and provisions thereof, has had an opportunity to obtain the advice of counsel of his or her choice prior to executing the Agreement and fully understands all provisions of the Agreement and the Plan; (c) accepts this Option subject to all of the terms and provisions thereof; (d) consents and agrees to all amendments that have been made to the Plan since it was adopted in 2025 (and for the avoidance of doubt consents and agrees to each amended term reflected in the Plan as in effect on the date of the Agreement), and consents and agrees that all options and restricted stock units, if any, held by the Optionee that were previously granted under the Plan as it has existed from time to time are now governed by the Plan as in effect on the date of the Agreement (except to the extent the Committee has expressly provided that a particular Plan amendment does not apply retroactively); and (e) agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or the Agreement. [If the Agreement is signed in paper form, complete and execute the following:] OPTIONEE Signature Print Name ADDENDUM A RALLIANT CORPORATION 2025 STOCK INCENTIVE PLAN STOCK OPTION AGREEMENT This Addendum includes additional terms and conditions that govern the Option granted to the Optionee if the Optionee resides and/or works in one of the countries listed below. Capitalized terms used but not defined herein shall have the same meanings ascribed to them in the Notice of Stock Option Grant, the Agreement or the Plan. This Addendum also incldues information regarding securities, exchange control, tax and certain other issues of which the Optionee should be aware with respect to the Optionee’s participation in the Plan. The information is based on the securities, exchange control, tax and other laws in effect as of January 2025. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Optionee not rely on the information contained herein as the only source of information relating to the consequences of the Optionee’s participation in the Plan because the information may be out of date at the time the Optionee exercises the Option or sells Shares acquired under the Plan. In addition, this Addendum is general in nature and may not apply to the Optionee’s particular situation, and the Company is not in a position to assure the Optionee of any particular result. Accordingly, the Optionee should seek appropriate professional advice as to how the relevant laws in the Optionee’s country apply to the Optionee’s specific situation. If the Optionee is a citizen or resident (or is considered as such for local tax purposes) of a country other than the one in which the Optionee is currently residing and/or working, or if the Optionee transfers employment and/or residency to another country after the grant of the Option, the information contained herein may not be applicable to the Optionee in the same manner. OPTIONEES IN THE EUROPEAN UNION (“EU”) / EUROPEAN ECONOMIC AREA, INCLUDING THE UNITED KINGDOM AND SWITZERLAND (“EEA+”) 1. Data Privacy. If the Optionee resides and/or is employed in the EEA+, the following provision replaces Section 15 of the Agreement: The Company is located at 4114 Center at North Hills Street, Suite, 400 Raleigh NC 27609 , United States of America and grants Options under the Plan to employees of the Company and its Subsidiaries in its sole discretion. The Optionee should review the following information about the Company’s data processing practices. (a) Data Collection, Processing and Usage. Pursuant to applicable data protection laws, the Optionee is hereby notified that the Company collects, processes, and uses certain personally-identifiable information about the Optionee; specifically, including the Optionee’s name, home address, email address and telephone number, date of birth, social insurance number or other number, salary, citizenship, job title, any Shares or directorships held in the Company, and details of all Options or any other equity compensation awards granted, canceled, exercised, vested, or outstanding in the Optionee's favor, which the Company receives from the Optionee or the Employer. In granting the Options under the Plan, the Company will collect the Optionee's personal data for purposes of allocating Shares and implementing, administering and managing the Plan. The Company collects, processes and uses the Optionee's personal data pursuant to the Company’s legitimate interest of managing the Plan and generally administering employee equity awards and to satisfy its contractual obligations under the terms of the Agreement. The Optionee's refusal to provide personal data may affect the Optionee's ability to participate in the Plan. As such, by participating in the Plan, the Optionee voluntarily acknowledges the collection, processing and use, of the Optionee's personal data as described herein. (b) Stock Plan Administration Service Provider. The Company transfers participant data to Fidelity Stock Plan Services LLC, an independent service provider based in the United States, which assists the Company with the implementation, administration and management of the Plan (the “Stock Plan Administrator”). In the future, the Company may select a different Stock Plan Administrator and share the Optionee’s personal data with another company that serves in a similar manner. The Stock Plan Administrator will open an account for the Optionee to receive and trade Shares acquired under the Plan. The Optionee will be asked to agree on separate terms and data processing practices with the Stock Plan Administrator, which is a condition to the Optionee’s ability to participate in the Plan. (c) International Data Transfers. The Company and the Stock Plan Administrator are based in the United States. The Company can only meet its contractual obligations to the Optionee if the Optionee’s personal data is transferred to the United States. Where a legally recognized safeguard is required in order to transfer Optionee’s Data outside of its originating territory, the Company will rely on standard contractual clauses adopted and approved by the European Commission or other governing body with competent jurisdiction. Where no such clauses are in place between the exporting and importing entities, then the transfer shall be a necessary restricted transfer in connection with the performance of a contract to which the data subject is a party. (d) Data Retention. The Company will use the Optionee’s personal data only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan or as required to comply with legal or regulatory obligations, including under tax, exchange control, labor and securities laws. This may mean that the Optionee’s data is retained until after the Optionee’s termination of employment, plus any additional time periods necessary for compliance with law, exercise or defense of legal rights, archiving, back-up and deletion purposes. (e) Data Subjects Rights. The Optionee may have a number of rights under data privacy laws in the Optionee’s country of residence. For example, the Optionee’s rights may include the right to (i) request access or copies of personal data the Company processes, (ii) request rectification of incorrect data, (iii) request deletion of data, (iv) place restrictions on processing, (v) lodge complaints with competent authorities in the Optionee’s country of residence, and/or (vi) request a list with the names and addresses of any potential recipients of the Optionee’s personal data. To receive clarification regarding the Optionee’s rights or to exercise his or her rights, the Optionee can consult his or her employing entity's Staff-Facing Privacy Notice or contact his or her local human resources representative. OPTIONEES IN CHINA AND ITALY Method of Exercise The Optionee acknowledges that due to regulatory requirements, and notwithstanding any terms or conditions of the Plan or the Agreement to the contrary, the Optionees residing in mainland China and Italy will be restricted to the cashless sell-all method of exercise with respect to their Options. To complete a cashless sell-all exercise, the Optionee understands that the Optionee needs to instruct the broker to: (i) sell all of the purchased Shares issued upon exercise; (ii) use the proceeds to pay the Exercise Price, brokerage fees and any applicable Tax Related Items; and (iii) remit the balance in cash to the Optionee. In the event of changes in regulatory requirements, the Company reserves the right to eliminate the cashless sell-all method of exercise requirement and, in its sole discretion, to permit cash exercises, cashless sell-to-cover exercises or any other method of exercise and payment deemed appropriate by the Company.

OPTIONEES IN BELGIUM Terms and Conditions Options granted to the Optionee in Belgium shall not be accepted by the Optionee earlier than the 61st day following the Offer Date. The Offer Date is the date on which the Company notifies the Optionee of the material terms and conditions of the Option grant. Any acceptance given by the Optionee before the 61st day following the grant date shall be null and void. Foreign Asset/Account Reporting Information Belgian residents are required to report any security (e.g., the Shares acquired under the Plan) or bank accounts (including brokerage accounts) opened and maintained outside Belgium on their annual tax return. The Optionee will also be required to complete a separate report providing the National Bank of Belgium with details regarding any such account (including the account number, the name of the bank in which such account is held and the country in which such account is located). This report, as well as additional information on how to complete it, can be found on the website of the National Bank of Belgium, www.nbb.be, under Kredietcentrales / Centrales des crédits caption. Stock Exchange Tax A stock exchange tax applies to transactions executed by a Belgium resident through a non-Belgian financial intermediary. The stock exchange tax likely will apply when the Shares are sold. The Optionee should consult with his or her personal tax advisor for additional details on the Optionee’s obligations with respect to the stock exchange tax. Annual Securities Account Tax An annual securities accounts tax may be payable if the total value of securities held in a Belgian or foreign securities account (e.g., Shares acquired under the Plan) exceeds a certain threshold on four reference dates within the relevant reporting period (i.e., December 31, March 31, June 30 and September 30). In such case, the tax will be due on the value of the qualifying securities held in such account. The Optionee should consult with his or her personal tax advisor regarding the application of this tax. OPTIONEES IN BRAZIL Labor Law Policy and Acknowledgement This provision supplements Section 9 of the Agreement: By accepting the Option, the Optionee agrees that he or she is (a) making an investment decision, (b) that the Option will be exercisable by the Optionee only if the Vesting Conditions are met and any necessary services are rendered by Optionee during the vesting period set forth in the Vesting Schedule, and (c) the value of the underlying Shares is not fixed and may increase or decrease in value over the vesting period without compensation to the Optionee. Further, the Optionee agrees that, for all legal purposes, (a) the benefits provided to the Optionee under the Plan are the result of commercial transactions unrelated to the Optionee’s employment; (b) the Plan is not a part of the terms and conditions of the Optionee’s employment; and (c) the income from the Option, if any, is not part of the Optionee’s remuneration from employment. Compliance with Law By accepting the Option, the Optionee acknowledges that he or she agrees to comply with applicable Brazilian laws and pay any and all applicable taxes associated with the exercise of the Option, the receipt of any dividends, and the sale of the Shares acquired under the Plan. Foreign Asset/Account Reporting Information If the Optionee is a resident or domiciled in Brazil, the Optionee will be required to submit an annual declaration of assets and rights held outside of Brazil to the Central Bank of Brazil if the aggregate value of such assets and rights exceeds US$1,000,000. Assets and rights that must be reported include any Shares acquired under the Plan and may include the Option. Foreign individuals holding Brazilian visas are considered Brazilian residents for purposes of this reporting requirement and must declare at least the assets held abroad that were acquired subsequent to the date of admittance as a resident of Brazil. Tax on Financial Transactions (IOF) Payments to foreign countries and repatriation of funds into Brazil, and the conversion between BRL and USD associated with such fund transfers, may be subject to the Tax on Financial Transaction. It is the Optionee’s responsibility to comply with any applicable Tax on Financial Transaction arising from participation in the Plan. The Optionee should consult with his or her personal tax advisor for additional details. OPTIONEES IN CANADA Method of Payment and Tax Obligations This provision supplements Sections 4 and 8(a) of the Agreement: Notwithstanding any discretion in the Plan, if the Optionee is a resident of Canada, the Optionee is prohibited from paying the Exercise Price by the method set forth in Section 4(c), or for paying any Tax Related Items by the delivery of (i) unencumbered Shares, or (ii) withholding in Shares otherwise issuable to the Optionee at exercise, as set forth in Section 8(a). IMPORTANT ACKNOWLEDGMENT. In accepting this Option grant, the Optionee acknowledges that the Optionee has received a copy of the Plan and the Agreement and reviewed the Plan and the Agreement in their entirety and fully understands and accepts all provisions of the Plan and the Agreement. THE OPTIONEE FURTHER SPECIFICALLY ACKNOWLEDGES THAT THE OPTIONEE HAS READ AND EXPRESSLY ACCEPTS SECTION 5 (TERMINATION OF EMPLOYMENT) OF THIS AGREEMENT, AS AMENDED BY THE FOLLOWING APPENDIX PROVISION: Termination of Employment This provision replaces the second paragraph of Section 5 of the Agreement: For purposes of this Option, the Optionee’s employment will be considered terminated as of the date that is the earlier of (1) the date of termination of the Optionee’s employer-employee or service-providing relationship; (2) the date on which the Optionee receives written notice of termination; or (3) the date the Optionee is no longer actively employed or actively providing services to the Company or an Eligible Subsidiary regardless of any notice period or period of pay in lieu of such notice mandated under applicable laws (including, but not limited to, statutory law and/or common law); the Committee shall have discretion to determine whether the Optionee has ceased to be actively employed by (or, if the Optionee is a consultant or director, has ceased actively providing services to) the Company or Eligible Subsidiary, and the effective date on which such active employment (or active service-providing relationship) terminated. Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued vesting during a statutory notice period, the Optionee’s right to vest in the Option, if any, will terminate effective upon the expiry of the minimum statutory notice period, and Optionee’s right to exercise any Option after termination of employment, if any, shall be measured as of such date. The Optionee will not earn or be entitled to pro-rated vesting if the vesting date falls after the end of the statutory notice period, nor will the Optionee be entitled to any compensation for lost vesting. In any event, if employment standards legislation explicitly requires continued vesting during a statutory notice period, then the additional vesting provided under Section 5 is deemed to be inclusive of any entitlements that arise during the applicable statutory notice period. Securities Law Notice The Optionee is permitted to sell the Shares acquired through the Plan through the designated broker appointed under the Plan, if any (or any other broker acceptable to the Company), provided the resale of the Shares acquired under the Plan takes place outside of Canada through the facilities of a stock exchange on which the Shares are listed. The Shares are currently listed on the New York Stock Exchange. Foreign Asset/Account Reporting Information Foreign property, including Options, the Shares acquired under the Plan, and other rights to receive shares of a non-Canadian company held by a Canadian resident must generally be reported annually on a Form T1135 (Foreign Income Verification Statement) if the total cost of the foreign property exceeds C$100,000 at any time during the year. Thus, such Options must be reported – generally at a nil cost – if the C$100,000 cost threshold is exceeded because the Optionee holds other foreign property. When the Shares are acquired, their cost generally is the adjusted cost base (“ACB”) of the shares. The ACB would ordinarily equal the fair market value of the Shares at the time of acquisition, but if the Optionee owns other shares of the same company, this ACB may need to be averaged with the ACB of the other shares. The Optionee should consult his or her personal legal advisor to ensure compliance with applicable reporting obligations. OPTIONEES IN CHINA Settlement Notice Applicable to Participants who are PRC Nationals Notwithstanding anything to the contrary in the Plan or the Agreement, no Shares will be issued to the Participant in settlement of the Options unless and until all necessary exchange control or other approvals with respect to the Options under the Plan have been obtained from the PRC State Administration of Foreign Exchange ("SAFE") or its local counterpart ("SAFE Approval"). Exchange Control Restrictions Applicable to Optionees who are PRC Nationals If the Optionee is a local national of the People's Republic of China ("PRC"), the Optionee agrees and acknowledges that, except as otherwise provided herein, his or her Options can be exercised only by means of the cashless sell-all method, under which all Shares underlying the Option are immediately sold upon exercise. In addition, the Optionee understands and agrees that, pursuant to local exchange control requirements, the Optionee is required to repatriate the cash proceeds from the cashless sell-all method of exercise of the Options, (i.e., the sale proceeds less the Exercise Price and any administrative fees). The Optionee agrees that the Company is authorized to instruct its designated broker to assist with the immediate sale of such Shares (on the Optionee’s behalf pursuant to this authorization), and the Optionee expressly authorizes such broker to complete the sale of such Shares. The Optionee acknowledges that the Company’s broker is under no obligation to arrange for the sale of the Shares at any particular price. The Company reserves the right to provide additional methods of exercise depending on the development of local law. In addition, the Optionee understands and agrees that the cash proceeds from the exercise of his or her Options, (i.e., the proceeds of the sale of the Shares underlying the Options, less the Exercise Price and any administrative fees) will be repatriated to China. The Optionee further understands that, under local law, such repatriation of the cash proceeds may be effectuated through a special foreign exchange control account to be approved by the local foreign exchange administration, and the Optionee hereby consents and agrees that the proceeds from the sale of Shares acquired under the Plan, net of the Exercise Price and administrative fees, may be transferred to such special account prior to being delivered to the Optionee. The proceeds, net of Tax Related Items, may be paid to the Optionee in U.S. Dollars or local currency at the Company’s discretion. In the event the proceeds are paid to the Optionee in U.S. Dollars, the Optionee understands that he or she will be required to set up a U.S. Dollar bank account in China and provide the bank account details to the Employer and/or the Company so that the proceeds may be deposited into this account. In addition, the Optionee understands and agrees that Optionee will be responsible for converting the proceeds into Renminbi Yuan at the Optionee’s expense. If the proceeds are paid to the Optionee in local currency, the Optionee agrees to bear any currency fluctuation risk between the time the Shares are sold and the time the sale proceeds are distributed through any such special exchange account. Exchange Control Notice Applicable to Optionees in the People’s Republic of China (“PRC”) The Optionee understands that exchange control restrictions may limit the Optionee’s ability to access and/or convert funds received under the Plan. The Optionee should confirm the procedures and requirements for withdrawals and conversions of foreign currency with his or her local bank prior to the Option exercise. The Optionee agrees to comply with any other requirements that may be imposed by the Company in the future in order to facilitate compliance with exchange control requirements in the Peoples’ Republic of China. Foreign Asset/Account Reporting Information PRC residents are required to report to SAFE details of their foreign financial assets and liabilities, as well as details of any economic transactions conducted with non-PRC residents, either directly or through financial institutions. The Optionee may be subject to reporting obligations for the Shares or awards acquired under the Plan and Plan-related transactions. It is the Optionee's responsibility to comply with this reporting obligation and the Optionee should consult his/her personal tax advisor in this regard. OPTIONEES IN FRANCE Non-Tax-Qualified Award This Option is not eligible for the specific tax and social security regime provided by sections L. 225-197- 1 to L. 225-197-65 and sections L. 22-10-59 to L. 22-10-60 of the French Commercial Code, as amended, and the relevant sections of the French Tax Code or French Social Security Code.

Consent to Receive Information in English By accepting the Options, the Optionee confirms having read and understood the Plan, the Notice of Grant, the Agreement and this Addendum, including all terms and conditions included therein, which were provided in the English language. The Optionee accepts the terms of those documents accordingly. Consentement afin de Recevoir des Informations en Anglais En acceptant les Options d'Achat d'Actions, le Bénéficiaire confirme avoir lu et compris le Plan, la Notification d’Attribution, le Contrat et la présente Annexe, en ce compris tous les termes et conditions y relatifs, qui ont été fournis en langue anglaise. Le Bénéficiaire accepte les dispositions de ces documents en connaissance de cause. Forgien Asset/Account Reporting Information The Optionee may hold any Shares acquired under the Plan, any sales proceeds resulting from the sale of the Shares or any dividends paid on such Shares outside of France, provided the Optionee declares all foreign accounts, whether open, current, or closed, in his or her income tax return. Failure to complete this reporting triggers penalties for the resident. Further, French residents with foreign account balances exceeding prescribed amounts may have additional monthly reporting requirements. Exchange Control Notice The value of any cash or securities imported or exported from France without the use of a financial institution must be reported to the customs and excise authorities if the value of such cash or securities is greater than a certain amount. The Optionee should consult with his or her financial advisor for further details regarding this requirement. OPTIONEES IN GERMANY Exchange Control Notice Cross-border payments in excess of €50,000 must be reported to the German Federal Bank (Bundesbank). If the Optionee makes or receives a payment in excess of this amount (including if the Optionee acquires Shares with a value in excess of this amount under the Plan or sells Shares via a foreign broker, bank or service provider and receives proceeds in excess of this amount), and/or if the Company withholds or sells Shares with a value in excess of this amount to cover Tax Related Items, the Optionee must report the payment and/or the value of the Shares withheld or sold to the Bundesbank. Such reports must be made either electronically using the “General Statistics Reporting Portal” (“Allgemeines Meldeportal Statistik”) available on the Bundesbank website (www.bundesbank.de) or via such other method (e.g., by email or telephone) as is permitted or required by the Bundesbank. The report must be submitted monthly or within other such timing as is permitted or required by the Bundesbank. The Optionee is responsible for complying with applicable reporting obligations and should speak to his or her personal legal advisor on this matter. Foreign Asset/Account Reporting Information If the Optionee’s acquisition of Shares under the Plan leads to a “qualified participation” at any point during the calendar year, the Optionee may need to report the acquisition when he or she files a tax return for the relevant year. A qualified participation occurs only if (i) the Optionee owns 1% or more of the Company and the value of the Shares acquired exceeds €150,000, or (ii) the Optionee holds Shares exceeding 10% of the Company’s total common stock. However, if the shares of Common Stock are listed on a recognized stock exchange (including the New York Stock Exchange) and the Optionee owns less than 1% of the Company, this requirement will not apply to the Optionee. OPTIONEES IN INDIA Tax Collection at Source The Optionee understands that Tax Collected At Source (“TCS”) may apply to funds remitted out of India if the funds exceed a certain amount (currently INR 1,000,000) during the Indian fiscal year (“TCS Threshold”). Therefore, the Optionee’s remittances out of India, including any remittances made to fund the Exercise Price for the Shares, may be subject to TCS. Further, the Optionee may be required to provide a declaration to the bank remitting the funds or to the Employer to determine if the TCS Threshold has been reached. If the Optionee pays the Exercise Price with a method of exercise which does not require the remittance of funds out of India, TCS should not be due in connection with the exercise of the Option. However, the Optionee is personally responsible for payment of the TCS and is advised to consult with a personal advisor to determine if TCS applies in connection with the Option. Exchange Control Notice The Optionee understands that he or she must repatriate any proceeds from the sale of Shares acquired under the Plan or from the receipt of dividends paid on such Shares to India and convert the proceeds into local currency within such time as prescribed under applicable Indian exchange control laws, which may be amended from time to time. The Optionee must obtain a foreign inward remittance certificate (“FIRC”) from the bank where the Optionee deposits the foreign currency and must maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India or the Employer requests proof of repatriation. It is the Optionee’s responsibility to comply with these requirements. Neither the Company nor the Employer will be liable for any fines or penalties resulting from the Optionee’s failure to comply with any applicable laws. The Optionee may be required to provide information regarding funds received from participation in the Plan to the Company and/or the Employer to enable them to comply with their filing requirements under exchange control laws in India. The Optionee should consult his or her own legal advisor about the applicable requirements. Foreign Assets Reporting Information The Optionee is required to declare foreign bank accounts and any foreign financial assets (including Shares held outside India) in his or her annual tax return. It is the Optionee’s responsibility to comply with this reporting obligation and the Optionee should consult with his or her personal tax advisor in this regard as significant penalties may apply in the case of non-compliance. OPTIONEES IN ITALY Plan Document Acknowledgement In accepting the Option, the Optionee acknowledges that he or she has received a copy of the Plan and the Agreement and has reviewed the Plan and the Agreement (including this Addendum) in their entirety and fully understands and accepts all provisions of the Plan and the Agreement (including this Addendum). The Optionee further acknowledges that he or she has read and specifically and expressly approves the following paragraphs of the Agreement: Section 8: Tax Obligations; Section 9: Nature of Grant; Section 15: Data Privacy; Section 18: Governing Law and Venue; Section 24: Addendum; Section 25: Imposition of Other Requirements and Section 26: Clawback. Foreign Asset/Account Reporting Information Italian residents who, at any time during the fiscal year, hold foreign financial assets (including cash and Shares) which may generate income taxable in Italy are required to report these assets on their annual tax returns (UNICO Form, RW Schedule) for the year during which the assets are held, or on a special form if no tax return is due. These reporting obligations will also apply to Italian residents who are the beneficial owners of foreign financial assets under Italian money laundering provisions, even if they do not directly hold the financial assets abroad. The Optionee should consult his or her personal legal advisor to ensure compliance with applicable reporting requirements. Foreign Asset Tax Information The value of the financial assets held outside of Italy (including Shares acquired under the Plan) by Italian residents is subject to a foreign asset tax. The taxable amount will be the fair market value of the financial assets assessed at the end of the calendar year. OPTIONEES IN JAPAN Exchange Control Notice If the Optionee acquires Shares valued at more than ¥100,000,000 in a single transaction, the Optionee must file a Securities Acquisition Report with the Ministry of Finance through the Bank of Japan within 20 days of the purchase of Shares. In addition, if the Optionee pays more than ¥30,000,000 in a single transaction for the purchase of Shares when the Optionee exercises the Option, the Optionee must file a Payment Report with the Ministry of Finance through the Bank of Japan by the 20th day of the month following the month in which the payment was made. The precise reporting requirements vary depending on whether or not the relevant payment is made through a bank in Japan. A Payment Report is required independently from a Securities Acquisition Report. Therefore, if the total amount that the Optionee pays upon a one-time transaction for exercising the Option and purchasing Shares exceeds ¥100,000,000, then the Optionee must file both a Payment Report and a Securities Acquisition Report. Foreign Asset/Account Reporting Information The Optionee will be required to report to the Tax Office details of any assets held outside of Japan as of December 31st) to the extent such assets have a total net fair market value exceeding ¥50,000,000. Such report will be due by June 30 each year. The Optionee should consult with his or her personal tax advisor as to whether the reporting obligation applies to the Optionee and whether the Optionee will be required to include details of any outstanding Option or Shares held by the Optionee in the report. OPTIONEES IN KOREA Exchange Control Notice Korean residents holding or receiving cash in excess of USD 5,000 (including proceeds from the sale of Shares) outside Korea may be required to file an exchange control report with a Korean foreign exchange bank in advance of the deposit of such funds in an "overseas financial institution (such as a non-Korean bank). Generally, a brokerage account with a non-Korean broker should not be considered an "overseas" financial institution." The Optionee should consult with a legal advisor prior to depositing sale proceeds in a foreign brokerage or other account to ensure compliance with any regulations applicable to any aspect of participation in the Plan. Foreign Asset/Account Reporting Information Korean residents must declare all foreign financial accounts (e.g., non-Korean bank accounts, brokerage accounts) based in foreign countries that have not entered into an “inter-governmental agreement for automatic exchange of tax information” with Korea to the Korean tax authority and file a report with respect to such accounts if the value of such accounts exceeds a certain threshold. The Optionee should consult with the Optionee's personal tax advisor for additional information about this reporting obligation. OPTIONEES IN MEXICO Labor Law Acknowledgement This provision supplements Section 9 of the Agreement: By accepting the Options, the Optionee acknowledges that he or she understands and agrees that: (i) the Option is not related to the salary and other contractual benefits granted to the Optionee by the Employer; and (ii) any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of employment. Policy Statement The grant of the Option the Company is making under the Plan is unilateral and discretionary and, therefore, the Company reserves the absolute right to amend it and discontinue it at any time without any liability. The Company, with registered offices at 4114 Center at North Hills Street, Suite, 400 Raleigh NC 27609, United States of America, is solely responsible for the administration of the Plan. Participation in the Plan and the acquisition of Shares under the Plan does not in any way establish an employment relationship between the Optionee and the Company since the Optionee is participating in the Plan on a wholly commercial basis and the Optionee's sole employer is the Subsidiary employing the Optionee, as applicable, nor does it establish any rights between the Optionee and the Employer. Plan Document Acknowledgment By participating in the Plan, the Optionee acknowledges that he or she has received copies of the Plan and the Agreement, has reviewed the Plan and the Agreement in their entirety and fully understands and accept all provisions of the Plan and the Agreement. In addition, by participating in the Plan, the Optionee further acknowledges that he or she has read and specifically and expressly approves the terms and conditions in Section 9 of the Agreement, in which the following is clearly described and established: (i) participation in the Plan does not constitute an acquired right; (ii) the Plan and participation in the Plan is offered by the Company on a wholly discretionary basis; (iii) participation in the Plan is voluntary; and (iv) the Company and its Subsidiaries are not responsible for any decrease in the value of the Shares underlying the Option. Finally, the Optionee hereby declares that he or she does not reserve any action or right to bring any claim against the Company for any compensation or damages as a result of participation in the Plan and therefore grants a full and broad release to the Employer and the Company and its Subsidiaries with respect to any claim that may arise under the Plan. Spanish Translation Reconocimiento de la Ley Laboral Esta disposición complementa la Sección 9 del Contrato: Por medio de la aceptación de la Opción, quien tiene la opción manifiesta que entiende y acuerda que: (i) la Opción no se encuentra relacionada con el salario ni con otras prestaciones contractuales concedidas al que tiene la opción por parte del patrón; y (ii) cualquier modificación del Plan o su terminación no constituye un cambio o desmejora en los términos y condiciones de empleo. Declaración de Política El otorgamiento de la Opción por parte de la Compañía bajo el Plan es unilateral y discrecional y, por lo tanto, la Compañía se reserva el derecho absoluto de modificar y discontinuar el mismo en cualquier momento, sin ninguna responsabilidad. La Compañía, con oficinas registradas ubicadas en 6920 Seaway Blvd, Everett, WA, 98203,Estados Unidos de América, es la única responsable de la administración del Plan. La participación en el Plan y, la adquisición de Acciones no establece de forma alguna, una relación de trabajo entre el que tiene la opción y la Compañía, ya que la participación en el Plan por parte del que tiene la opción es completamente comercial y el único patrón es la Subsidiaria que esta contratando al que tiene la opción, en caso de ser aplicable, así como tampoco establece ningún derecho entre el que tiene la opción y el patrón. Reconocimiento del Plan de Documentos Por medio de la participación en el Plan, el que tiene la opción reconoce que ha recibido copias del Plan y del Contrato, que el Plan y el Contrato han sido revisados en su totalidad y que completamente entiende y acepta las disposiciones contenidas en el Plan y en el Contrato. Adicionalmente, al participar en el Plan, el que tiene la opción reconoce que ha leído, y que aprueba específica y expresamente los términos y condiciones contenidos en la Sección 9 del Contrato en la cual se encuentra claramente descrito y establecido lo siguiente: (i) la participación en el Plan no constituye un derecho adquirido; (ii) el Plan y la participación en el mismo es ofrecida por la Compañía de forma enteramente discrecional; (iii) la participación en el Plan es voluntaria; y (iv) la Compañía, así como sus Subsidiarias no son responsables por cualquier detrimento en el valor de las Acciones en relación con la Opción. Finalmente, por medio de la presente quien tiene la opción declara que no se reserva ninguna acción o derecho para interponer una demanda en contra de la Compañía por compensación, daño o perjuicio alguno como resultado de la participación en el Plan y en consecuencia, otorga el más amplio finiquito a su patrón, así como a la Compañía, a sus Subsidiarias con respecto a cualquier demanda que pudiera originarse en virtud del Plan. Securities Law Information The Options and Shares offered under the Plan have not been registered with the National Register of Securities maintained by the Mexican National Banking and Securities Commission and cannot be offered or sold publicly in Mexico. In addition, the Plan, the Agreement and any other document relating to the Options may not be publicly distributed in Mexico. These materials are addressed to the Optionee only because of Optionee’s existing relationship with the Company and these materials should not be reproduced or copied in any form. The offer contained in these materials does not constitute a public offering of securities but rather constitutes a private placement of securities addressed specifically to individuals who are present employees of a Subsidiary of the Company in Mexico made in accordance with the provisions of the Mexican Securities Market Law, and any rights under such offering shall not be assigned or transferred. OPTIONEES IN THE NETHERLANDS There are no country-specific terms or conditions. OPTIONEES IN POLAND Exchange Control Notification Polish residents holding foreign securities (e.g., Shares) and/or maintaining accounts abroad are obligated to file quarterly reports with the National Bank of Poland incorporating information on transactions and balances of the securities and cash deposited in such accounts if the value of such securities and cash (when combined with all other assets possessed abroad) exceeds PLN 7 million. Polish residents are also required to transfer funds through a bank account in Poland if the transferred amount in any single transaction exceeds a specified threshold (currently €15,000). Polish residents are required to store documents connected with foreign exchange transactions for a period of five years from the date the exchange transaction was made. OPTIONEES IN SINGAPORE Securities Law Notice The grant of the Options is being made pursuant to the “Qualifying Person” exemption” under section 273(1)(f) of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”) and is not made to the Optionee with a view to the Shares being subsequently offered for sale to any other party. The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore. The Optionee should note that the Options are subject to section 257 of the SFA and the Optionee should not make (i) any subsequent sale of Shares in Singapore or (ii) any offer of such subsequent sale of Shares subject to the Option in Singapore, unless such sale or offer is made after six (6) months of the grant of the Option or pursuant to the exemptions under Part XIII Division 1 Subdivision (4) (other than section 280) of the SFA. The Company's Common Stock is traded on the New York Stock Exchange, which is located outside of Singapore, under the ticker symbol “FTV” and Shares acquired under the Plan may be sold through this exchange. Director Notification Requirement If the Optionee is a director (including an alternate, substitute, or shadow director1) of a Singapore Subsidiary of the Company, the Optionee is subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Singapore Subsidiary in writing 1 A shadow director is an individual who is not on the board of directors of the Singapore Affiliate but who has sufficient control so that the board of directors of the Singapore Affiliate acts in accordance with the directions and instructions of the individual. when the Optionee receives an interest (e.g., Options, Shares, etc.) in the Company or any related company. In addition, the Optionee must notify the Singapore Subsidiary when the Optionee sells Shares of the Company or any related company (including when the Optionee sells Shares acquired under the Plan). These notifications must be made within two (2) business days of (i) its acquisition or disposal, (ii) any change in a previously-disclosed interest (e.g., exercise of the Options or when Shares acquired under the Plan are subsequently sold), or (iii) becoming or a director. If the Optionee is the Chief Executive Officer of the Singapore Subsidiary of the Company, these requirements may also apply to the Optionee. OPTIONEES IN SLOVAK REPUBLIC There are no country-specific provisions. OPTIONEES IN SWEDEN Responsibility for Taxes The following provision supplements Section 8 of the Agreement: Without limiting the Company’s and the Employer’s authority to satisfy their withholding obligations for Tax Related Items as set forth in Section 8 of the Agreement, in accepting the Option grant, the Optionee authorizes the Company and/or the Employer to sell or withhold shares of Common Stock otherwise deliverable to the Optionee upon exercise to satisfy Tax Related Items, regardless of whether the Company and/or the Employer have an obligation to withhold such Tax Related Items. OPTIONEES IN SWITZERLAND Securities Law Notice Neither this document nor any other materials relating to the Options (i) constitute a prospectus according to articles 35 et seq. of the Swiss Federal Act on Financial Services (“FinSA”), (ii) may be publicly distributed nor otherwise made publicly available in Switzerland to any person other than an employee of the Company, or (iii) has been or will be filed with, approved or supervised by any Swiss reviewing body according to article 51 of FinSA or any Swiss regulatory authority including the Swiss Financial Supervisory authority (“FINMA”). OPTIONEES IN TAIWAN Securities Law Notice The offer of participation in the Plan is available only for employees of the Company and its Subsidiaries. The offer of participation in the Plan is not a public offer of securities by a Taiwanese company. Exchange Control Notice If the Optionee is a resident of Taiwan, he or she may acquire foreign currency and remit the same out of or into Taiwan up to US $10,000,000 per year without justification. If the transaction amount is TWD $500,000 or more in a single transaction, the Optionee must submit a Foreign Exchange Transaction Form to the remitting bank. If the transaction amount is US$500,000 or more in a single transaction, the Optionee also must provide supporting documentation to the satisfaction of the remitting bank. OPTIONEES IN UNITED ARAB EMIRATES Nature of Grant This provision supplements Section 9 of the Agreement: The Optionee acknowledges that the Options and related benefits do not constitute a component of the Optionee’s “wages” for any legal purpose. Therefore, the Options and related benefits will not be included and/or considered for purposes of calculating any and all labor benefits, such as social insurance contributions and/or any other labor-related amounts which may be payable. Securities Law Notice for distribution only to employees of the Company and its Subsidiaries for the purposes of an incentive scheme. The Emirates Securities and Commodities Authority and Central Bank have no responsibility for reviewing or verifying any documents in connection with this statement. Neither the Ministry of Economy nor the Dubai Department of Economic Development have approved this statement nor taken steps to verify the information set out in it, and have no responsibility for it. The securities to which this statement relates may be illiquid and/or subject to restrictions on their resale. Prospective purchasers of the securities offered should conduct their own due diligence on the securities. If the Optionee has any questions regarding the context of the Agreement, including the Addendum, or the Plan, the Optionee should obtain independent professional advice. OPTIONEES IN THE UNITED KINGDOM Tax Obligations This provision supplements Section 8 of the Agreement: Without limitation to Section 8 of the Agreement, the Optionee hereby agrees that the Optionee is liable for all Tax Related Items and hereby covenants to pay all such Tax Related Items, as and when requested by the Company, or the Employer, or by HM’s Revenue & Customs (“HRMC”) (or any other tax authority or any other relevant authority). The Optionee also hereby agrees to indemnify and keep indemnified the Company and, if different, the Employer, against any Tax Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on the Optionee's behalf. Notwithstanding the foregoing, if the Optionee is a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), the Optionee may not be able to indemnify the Company or the Employer for the amount of any income tax not collected from or paid by the Optionee, as it may be considered a loan. In this case, the amount of any uncollected amounts may constitute a benefit to the Optionee on which additional income tax and National Insurance Contributions may be payable. The Optionee will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying the Company or the Employer for the value of any National Insurance Contributions due on this additional benefit, which the Company or the Employer may recover by any of the means referred to in Section 8 of the Agreement.